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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report -- June 27, 2006
                                          -------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                 0-15536                  23-2428543
        ------------                 -------                  ----------
       (State or other           (Commission File           (IRS Employer
       jurisdiction of            Number)                    Number)
       of incorporation)

     105 Leader Heights Road
     P.O. Box 2887
     York, Pennsylvania                                            17405-2887
     ------------------                                            ----------
     (Address of principal executive offices)                      (Zip code)

                                  717-747-1519
                                  ------------
              (Registrant's telephone number including area code)

                                      N/A
                                      ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Page 1 of 3 sequentially numbered pages in manually signed copy



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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (b) On June 27, 2006, M. Carol Druck, has resigned as Director of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company due to relocation and retirement.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Codorus Valley Bancorp, Inc.
                                                 (Registrant)



Date:  June 27, 2006                         /s/ Larry J. Miller
--------------------                         -------------------
                                             Larry J. Miller
                                             President and Chief
                                             Executive Officer
                                             (Principal Executive Officer)



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